UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2012

QR Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Houston Center

1401 McKinney Street, Suite 2400

Houston, Texas 77010

(Address of principal executive office) (Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 4, 2012, QRE Operating, LLC (“OLLC”), a wholly owned subsidiary of QR Energy, LP (the “Partnership”), closed its previously announced acquisition of mature, legacy, predominantly oil properties located in the Ark-La-Tex area pursuant to the purchase and sale agreement dated October 26, 2012 (the “Purchase Agreement”), as amended by Amendment No. 1 thereto dated November 1, 2012 (the “First Amendment”), by and among an undisclosed private seller and OLLC. The adjusted purchase price was approximately $214.3 million, funded with borrowings under the Partnership’s credit facility.

The Purchase Agreement and the First Amendment were previously included as Exhibits 2.1 and 2.2, respectively, to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2012.

Item 7.01. Regulation FD Disclosure.

On December 4, 2012, the Partnership issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Partnership will file the financial statements as required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Partnership will file the financial statements as required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of October 26, 2012, by and among QRE Operating, LLC and an undisclosed private seller (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed November 1, 2012).

2.2	Amendment No. 1 to the Purchase and Sale Agreement, dated as of November 1, 2012, by and among QRE Operating, LLC and an undisclosed private seller (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed November 1, 2012).

99.1	QR Energy, LP Press Release dated December 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
	Name:	Gregory S. Roden
	Title:	Vice President and General Counsel

Dated: December 6, 2012